Deferred Drydocking Costs, net	6 Months Ended
Jun. 30, 2026
Deferred Drydocking Costs, net [Abstract]
Deferred Drydocking Costs, net
5.	Deferred Drydocking Costs, net:

The movement in “Deferred drydocking costs, net”, between the periods presented in the accompanying unaudited interim consolidated balance sheet as of June 30, 2026 and the accompanying consolidated balance sheet as of December 31, 2025 is analyzed as follows:

Deferred drydocking costs, net
Balance, January 1, 2026	$1,409
Additions	2,718
Amortization / write-off	(499)
Balance, June 30, 2026	$3,628

The additions to deferred drydocking costs presented above relate to costs incurred for the drydocking of the M/V Alfa and the M/V Bravo. The M/V Alfa completed her drydocking in May 2026 and the M/V Bravo in June 2026.